Events Occurring after the Reporting Period	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Events occurring after the reporting period
35.
Events occurring after the reporting period

(a) 2025 Share Repurchase Program

On March 17, 2025, board of directors of the Company authorized the 2025 Share Repurchase Program under which the Company may repurchase up to US$1 billion of our Class A ordinary shares, including in the form of ADSs, during a two-year period commencing on March 21, 2025.

(b) Consortium's distribution of its equity interest in UMG

As at December 31, 2024, the Group held 10% equity interest in a consortium led by Tencent and the consortium held 20% equity interest in UMG. With the Group's ability to exercise significance influence on the consortium, the Group accounted for the investment as investments accounted for using equity method. In March 2025, the consortium completed a transfer of the UMG shares held by the consortium to its members through distribution-in-kind. Following the distribution, the Group held directly 2% equity interests in UMG and the Group designated the investment as financial assets at fair value through other comprehensive income. The gain on deemed disposal of investment accounted for using equity method will be reflected in profit or loss in the first quarter of 2025.

(c) Acquisition of a music content company

In April 2025, the Group entered into a definitive agreement to acquire 92% of the shares of a music content company in China in stages, for a total cash consideration, comprising of a fixed amount of RMB1.19 billion and a variable amount by tranches. The variable amount will be determined based on future operation and financial performance of the acquiree. This transaction has not been completed up to the date of this report.